UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

Allegro Beauty Products, Inc.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF ALLEGRO BEAUTY PRODUCTS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

Allegro Beauty Products, Inc.

2 Hamanofim St.,

Herzliya Pituach 4672562

Israel

+972-3-612-6966

SCHEDULE 14C INFORMATION STATEMENT

October 16, 2018

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Holders of Common Stock of Allegro Beauty Products, Inc.

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Allegro Beauty Products, Inc., a Nevada corporation (“we”, “us”, “our” or the "Company"), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock”), have executed a written consent in lieu of a special meeting approving an amendment to our Articles of Incorporation to change the name of the Company to NetPay International, Inc. (the “Name Change”).

The stockholder action by written consent was taken pursuant to Section 78.320 of the Nevada Revised Statutes (“NRS”), which permits any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. This Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect.

Please be advised that Compunet Holdings AA Ltd., holding approximately 69.5% of our issued and outstanding shares of stock (the “Majority Stockholder”), has executed a written consent approving the amendment to our Articles of Incorporation changing the name of the Company to NetPay International, Inc. No other votes are required or necessary to amend our Articles of Incorporation, and none is being solicited hereunder. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effected until twenty (20) calendar days after the filing and mailing of the Information Statement to our stockholders or as soon as practicable thereafter. We will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about October 16, 2018. We anticipate that the Name Change will become effective on or about November 5, 2018.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

This Information Statement is being furnished pursuant to Section 14C of the Exchange Act. We will first mail the Information Statement on or about October 16, 2018 to stockholders of record as of October 10, 2018.

This Information Statement will be sent to you for information purposes only and you are not required to take any action.

The entire cost of furnishing this Information Statement will be borne by us.

By Order of the Board of Directors

/s/ Alon Elbaz
Alon Elbaz
CEO and Director

October 16, 2018

INTRODUCTION

Nevada law provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders' meeting convened for the specific purpose of such action. Nevada law, however, requires that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

In accordance with the foregoing, we will mail the Notice of Stockholder Action by Written Consent on or about October 16, 2018.

This Information Statement contains a brief summary of the material aspects of the Name Change approved by the Board of Allegro Beauty Products, Inc. (the “Company,” “we,” “our,” or “us”) and by the Majority Stockholder.

GENERAL

This Information Statement has been filed with the Commission and is being furnished to the holders of the outstanding and voting shares of stock of the Company. The purpose of this Information Statement is to provide notice that a majority of the Company’s stockholders, have, by written consent, approved of the Name Change.

This Information Statement will be mailed on or about October 16, 2018 to those persons who were stockholders of the Company as of the close of business on October 10, 2018. The Name Change will become effective after the filing of a Certificate of Amendment to our Articles of Incorporation with the Office of the Secretary of State of Nevada. The filing will have an effective date that will be at least 20 days after the date this Information Statement is first mailed to the Company’s stockholders. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

As the Majority Stockholder holding an aggregate of approximately 69.5% of the Company’s outstanding shares of Common Stock has already approved the Name Change by written consent, the Company is not seeking approval for the Name Change from any of the Company’s remaining stockholders, and the Company’s remaining stockholders will not be given an opportunity to vote on the Name Change. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the Name Change as required by the Exchange Act.

The Company’s Board approved the Name Change on September 17, 2018. Our board of directors believes that the Name Change better reflects the nature of our current and anticipated operations. The Majority Stockholder consented to the Name Change in an action by written consent on September 17, 2018.

As of October 10, 2018, there were 8,025,000 shares of Common Stock issued and outstanding.

INFORMATION ON MAJORITY STOCKHOLDER

Pursuant to our Bylaws and the Nevada law, a vote by the holders of at least a majority of the voting power of our outstanding capital stock is required to effect the actions described in this Information Statement. As of October 10, 2018, we had 8,025,000 shares of our Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote. Of the total potential 8,025,000 Common Stock votes, more than 50%, or 4,012,501, is required to pass any stockholder resolution. The Majority Stockholder is the owner of an aggregate of 5,577,082 shares of our Common Stock, representing a total of approximately 69.5% of the total voting power of our Common Stock, as of October 10, 2018. Pursuant to NRS 78.320, the Majority Stockholder voted in favor of the action described in this Information Statement by written consent. The Majority Stockholder’s name and number of shares voted are as follows:

Name	Number of Shares	Percentage
Compunet Holdings AA Ltd.	5,577,082	69.5%

Effective Date of Stockholder Actions

The Name Change will become effective following the filing of a Certificate of Amendment to our Articles of Incorporation with the Office of the Secretary of State of Nevada. The filing with the Secretary of State of Nevada will have an effective date that will be at least 20 days after the date this Information Statement is first mailed to the Company’s stockholders.

Notwithstanding the foregoing, we will notify FINRA of the intended Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such action.

We currently expect the effective date of the Name Change to be November 5, 2018.

No Dissenters' Rights

Under Nevada law, our shareholders are not entitled to dissenter’s rights or appraisal rights in connection with the Name Change.

Stockholders Sharing an Address

We will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

INTEREST OF CERTAIN PERSONS IN OR

OPPOSITION TO MATTERS TO BE ACTED UPON

No director, nominee for director, or officer of the Company, or associate of any of the foregoing persons, has any substantial interest, directly or indirectly, in the matter acted upon. None of our directors have informed us in writing that he intends to oppose any action to be taken by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of Holdings

The following table sets forth, as of October 10, 2018 certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5 percent of our common stock, as well as by each of our current Directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

The percentages below are calculated based on 8,025,000 shares of our common stock issued and outstanding as of October 5, 2018. We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Title of Class	Name and Address of Beneficial Owner (2)	Position	Amount of Beneficial Ownership	Percentage of Class(1)

Common Stock	Alon Elbaz(3)	CEO and Director	5,978,332	74.50%
Common Stock	Limor Mamon	CFO	401,250	5.00%

All Directors and Officers as a Group (2 people)			6,379,582	79.50%

(1)Based on 8,025,000 shares of our common stock outstanding.

(2)The address for Alon Elbaz and Limor Mamon is c/o Compunet Holdings AA Ltd., 5 Hamanofim, Herzliya Pituach, Israel

(3)Includes 5,577,082 shares of common stock held by Compunet Holdings AA Ltd. Alon Elbaz is the beneficial owner of Compunet Holdings AA Ltd.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from the date of this registration statement and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from the date of this registration statement.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

WHERE YOU CAN FIND MORE INFORMATION

As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company. You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

CONCLUSION

We are sending you this Information Statement which describes the purpose and effect of the Name Change. Your consent to the Name Change is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegro Beauty Products, Inc. has duly caused this report to be signed by the undersigned hereunto authorized.

For the Board of Directors of Allegro Beauty Products, Inc.

By: /s/ Alon Elbaz

Alon Elbaz

CEO and Director